UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

ACE SECURITIES CORP.

(as depositor under the Sale and Servicing Agreement,
dated as of May 1, 2006, providing for the issuance of
ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1, Asset-Backed Notes)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-131727-04	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Notes and the HELOC Pool

On May 31, 2006, a series of securities, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1, Asset-Backed Notes (the “Securities”), were issued pursuant to a trust agreement, between ACE Securities Corp. (the “Depositor”) and Wilmington Trust Company (the “Owner Trustee”), dated as of May 25, 2006, as amended and restated by the Amended and Restated Trust Agreement, dated as of May 31, 2006 (together, the “Trust Agreement”), among the Depositor, the Owner Trustee and LaSalle Bank National Association (“LaSalle Bank” in such capacity, the “Securities Administrator”) attached hereto as Exhibit 3.1 and an indenture, dated as of May 31, 2006 (the “Indenture”), among the Issuer, Deutsche Bank National Trust Company, as indenture trustee and the Securities Administrator, attached hereto as Exhibit 4.1. The Securities consist of four classes of securities (collectively, the “Securities”), designated as the “Class A Notes”, “Class G Certificates”, “Class CE Certificates” and “Class R Certificates”. The trust estate securing payments on the Class A Notes will hold a pool (the “HELOC Pool”) of first lien and second lien, adjustable rate home equity lines of credit having original terms to maturity up to 25 years (the “HELOCs”). The HELOC Pool consists of HELOCs having an aggregate principal balance of approximately $356,814,957 as of May 15, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the HELOC Purchase Agreement, dated May 31, 2006, between DB Structured Products, Inc. as seller and the Depositor (the “HELOC Purchase Agreement”). The Class A Notes were sold by Depositor pursuant to the Second Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including January 25, 2006, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated May 30, 2006 between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Notes have the following initial Note Principal Balance and Note Rate:

Class	Initial Note Principal Balance(1)	Pass-Through Rate
A	$352,607,000	One-Month LIBOR + 0.13%(2)(3)
______________________
(1) Approximate.
(2) The note rate for the Class A Notes will be subject to the applicable Net WAC Rate as described in the prospectus supplement under “Description of the Securities-Note Rate.”
(3) After the optional redemption date, the margins applicable to the Class A Notes will increase by 100%.

The Class A Notes and the HELOCs are more particularly described in the Prospectus Supplement, dated May 30, 2006 (the “Prospectus Supplement”), and the Prospectus, dated April 18, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class G, Class CE and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
3.1
Amended and Restated Trust Agreement, dated as of May 31, 2006, among ACE Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association, as Securities Administrator.

Exhibit No.	Description
4.1
Indenture, dated as of May 31, 2006, among ACE Home Equity Loan Trust 2006-GP1, as Issuer, LaSalle Bank National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

Exhibit No.	Description
99.1
Sale and Servicing Agreement, dated as of May 31, 2006, among ACE Securities Corp., as Depositor, ACE Home Equity Loan Trust, Series 2006-GP1, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, LaSalle Bank National Association, as Master Servicer and Securities Administrator, GreenPoint Mortgage Funding Inc., as Servicer and Originator and DB Structured Products, Inc., as Sponsor.

Exhibit No.	Description
99.2
Administration Agreement, dated as of May 31, 2006, among ACE Home Equity Loan Trust, Series 2006-GP1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator, Wilmington Trust Company, as Owner Trustee and ACE Securities Corp., as Depositor.

Exhibit No.	Description
99.3	Endorsement No. 1 to Financial Guaranty to Insurance Policy, dated as of May 31, 2006, endorsed by Financial Security Assurance Inc. for the benefit of ACE Home Equity Loan Trust, Series 2006-GP1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 6, 2006

ACE SECURITIES CORP.

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Index to Exhibits

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

3.1
Amended and Restated Trust Agreement, dated as of May 31, 2006, among ACE Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association, as Securities Administrator.

4.1
Indenture, dated as of May 31, 2006, among ACE Home Equity Loan Trust 2006-GP1, as Issuer, LaSalle Bank National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1
Sale and Servicing Agreement, dated as of May 31, 2006, among ACE Securities Corp., as Depositor, ACE Home Equity Loan Trust, Series 2006-GP1, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, LaSalle Bank National Association, as Master Servicer and Securities Administrator, GreenPoint Mortgage Funding Inc., as Servicer and Originator and DB Structured Products, Inc., as Sponsor.

99.2
Administration Agreement, dated as of May 31, 2006, among ACE Home Equity Loan Trust, Series 2006-GP1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator, Wilmington Trust Company, as Owner Trustee and ACE Securities Corp., as Depositor.

99.3	Endorsement No. 1 to Financial Guaranty to Insurance Policy, dated as of May 31, 2006, endorsed by Financial Security Assurance Inc. for the benefit of ACE Home Equity Loan Trust, Series 2006-GP1.